Discontinued operations	12 Months Ended
Jun. 30, 2019
Text block [abstract]
Discontinued operations

Group and related party information

27    Discontinued operations

On 28 September 2018, BHP completed the sale of 100 per cent of the issued share capital of BHP Billiton Petroleum (Arkansas) Inc. and 100 per cent of the membership interests in BHP Billiton Petroleum (Fayetteville) LLC, which held the Fayetteville assets, for a gross cash consideration of US$0.3 billion.

On 31 October 2018, BHP completed the sale of 100 per cent of the issued share capital of Petrohawk Energy Corporation, the BHP subsidiary which held the Eagle Ford (being Black Hawk and Hawkville), Haynesville and Permian assets, for a gross cash consideration of US$10.3 billion (net of preliminary customary completion adjustments of US$0.2 billion).

While the effective date at which the right to economic profits transferred to the purchasers was 1 July 2018, the Group continued to control the Onshore US assets until the completion dates of their respective transactions. As such the Group continued to recognise its share of revenue, expenses, net finance costs and associated income tax expense related to the operation until the completion date. In addition, the Group provided transitional services to the buyer, which ceased in July 2019.

The completion adjustments included a reduction in sale proceeds, based on the operating cash generated and retained by the Group in the period prior to completion, in order to transfer the economic profits from 1 July 2018 to completion date to the buyers. Therefore, the pre-tax profit from operating the assets is largely offset by a pre-tax loss on disposal. Accordingly, the net loss from discontinued operations predominantly relates to incremental costs arising as a consequence of the divestment, including restructuring costs and provisions for surplus office accommodation, and tax expenses largely triggered by the completion of the transactions.

The contribution of Discontinued operations included within the Group’s profit and cash flows are detailed below:

Income statement – Discontinued operations

	2019	2018	2017
	US$M	US$M	US$M
Revenue	851	2,171	2,150
Other income	94	34	74
Expenses excluding net finance costs	(729)	(5,790)	(3,025)

Profit/(loss) from operations	216	(3,585)	(801)

Financial expenses	(8)	(22)	(14)

Net finance costs	(8)	(22)	(14)

Profit/(loss) before taxation	208	(3,607)	(815)

Income tax (expense)/benefit	(33)	686	343

Profit/(loss) after taxation from operating activities	175	(2,921)	(472)

Net loss on disposal	(510)	–	–

Loss after taxation	(335)	(2,921)	(472)

Attributable to non-controlling interests	7	26	13
Attributable to BHP shareholders	(342)	(2,947)	(485)

Basic loss per ordinary share (cents)	(6.6)	(55.4)	(9.1)
Diluted loss per ordinary share (cents)	(6.6)	(55.4)	(9.1)

The total comprehensive income attributable to BHP shareholders from Discontinued operations was a loss of US$342 million (2018: loss of US$2,943 million; 2017: loss of US$489 million).

The conversion of options and share rights would decrease the loss per share for the years ended 30 June 2019, 2018 and 2017 and therefore its impact has been excluded from the diluted earnings per share calculation.

Cash flows from Discontinued operations

	2019	2018	2017
	US$M	US$M	US$M
Net operating cash flows	474	900	928
Net investing cash flows (1)	(443)	(861)	(437)
Net financing cash flows (2)	(13)	(40)	(28)

Net increase/(decrease) in cash and cash equivalents from Discontinued operations	18	(1)	463

Net proceeds received from the sale of Onshore US	10,531	–	–
Less Cash and cash equivalents	(104)	–	–

Proceeds from divestment of Onshore US, net of its cash	10,427	–	–

Total cash impact	10,445	(1)	463

(1)

Includes purchases of property, plant and equipment of US$443 million (2018: US$900 million; 2017: US$555 million) less proceeds from sale of assets of US$ nil (2018: US$39 million; 2017: US$118 million).

(2)

Includes net repayment of interest bearing liabilities of US$6 million (2018: US$4 million; 2017: US$6 million), distribution to non-controlling interests of US$ nil (2018: US$14 million; 2017: US$16 million) and dividends paid to non-controlling interests of US$7 million (2018: US$22 million; 2017: US$6 million).

Net loss on disposal of Discontinued operations

Details of the net loss on disposal is presented below:

2019
US$M
Assets
Cash and cash equivalents	104
Trade and other receivables	562
Other financial assets	31
Inventories	34
Property, plant and equipment	10,998
Intangible assets	667

Total assets	12,396

Liabilities
Trade and other payables	794
Provisions	491

Total liabilities	1,285

Net assets	11,111

Less non-controlling interest share of net assets disposed	(168)

BHP Share of net assets disposed	10,943

Gross consideration	10,555
Less transaction costs	(54)
Income tax expense	(68)

Net loss on disposal	(510)

Exceptional items – Discontinued operations

Exceptional items are those gains or losses where their nature, including the expected frequency of the events giving rise to them, and amount is considered material to the Financial Statements.

There were no exceptional items related to Discontinued operations for the year ended 30 June 2019 and 30 June 2017.

Items related to Discontinued operations included within profit for the year ended 30 June 2018 are detailed below.

Year ended 30 June 2018	Gross	Tax	Net
	US$M	US$M	US$M
Exceptional items by category
US tax reform	–	492	492
Impairment of Onshore US assets	(2,859)	109	(2,750)

Total	(2,859)	601	(2,258)

Attributable to non-controlling interests	–	–	–
Attributable to BHP shareholders	(2,859)	601	(2,258)

US tax reform

On 22 December 2017, the US President signed the Tax Cuts and Jobs Act (TCJA) into law. The TCJA (effective 1 January 2018) includes a broad range of tax reforms affecting the Group, including, but not limited to, a reduction in the US corporate tax rate from 35 per cent to 21 per cent and changes to international tax provisions. As a result of the TCJA, the Group has recognised an exceptional income tax benefit of US$492 million relating to the re-measurement of the Onshore US deferred tax positions arising from temporary differences.

Impairment of Onshore US assets

For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows. At 30 June 2018, the Onshore US assets, including goodwill, have been allocated to two CGUs reflecting the separately identifiable cash flows expected from the divestment of the assets.

The Group recognised impairment charges as follows:

Cash generating unit	Property, plant and equipment	Goodwill	Total
	US$M	US$M	US$M
Petrohawk	–	(2,253)	(2,253)
Fayetteville	(520)	(86)	(606)

Total impairment of non-current assets	(520)	(2,339)	(2,859)

The charges reflect a robust and competitive exit process with fair value based on the agreed sales consideration (Level 2 of the fair value hierarchy) less expected costs of disposal.

In previous reporting periods the Group performed impairment testing of the five individual Onshore US assets as each asset had separately identifiable cash flows. In addition, the goodwill attributable to the Onshore US group of CGUs (2017: US$3,022 million) was tested for impairment after the assessment of the individual CGUs. The recoverable amount determinations for the Onshore US CGUs were based on FVLCD using discounted cash flow techniques. The FVLCD calculations were based primarily on Level 3 inputs and significant assumptions included management’s assessment of a market participant’s perspective of crude oil and natural gas prices, production volumes and discount rates.